                                  EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of The Timken Company (the
"Company") on Form 10-Q for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, that, to such officer's knowledge:

     (1)  The Report fully complies with the requirements of Section 13(a)
          or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 15, 2003
                                /s/ James W. Griffith
                                _____________________________________________
                                Name:  James W. Griffith
                                Title: President and Chief Executive Officer

                                /s/ Glenn A. Eisenberg
                                _____________________________________________
                                Name:  Glenn A. Eisenberg
                                Title: Executive Vice President - Finance and
                                       Administration